UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒ Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fractyl Health, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FRACTYL HEALTH, INC.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 10, 2026

12:00 p.m. Eastern Time

Fractyl Health, Inc.

3 Van de Graaff Drive, Suite 200

Burlington, Massachusetts 01803

MESSAGE TO OUR STOCKHOLDERS

April 24, 2026

Dear Fellow Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Fractyl Health, Inc. (the “Company”) to be held on Wednesday, June 10, 2026, at 12:00 p.m. Eastern Time. Our Annual Meeting will be a completely virtual meeting of stockholders that will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GUTS2026. This virtual meeting format will allow stockholders to participate from any location and we expect will enable increased attendance, improved communications and cost savings for our stockholders and the Company compared to an in-person meeting.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card.

We appreciate your interest in and support of Fractyl Health and look forward to your participation at the Annual Meeting.

Sincerely,

Harith Rajagopalan, M.D., Ph.D.

Co-Founder, Chief Executive Officer and Director

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Dear Fellow Stockholder:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Fractyl Health, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 10, 2026, at 12:00 p.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GUTS2026 and entering your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card.

Proposals

The Annual Meeting will be held for the following purposes:

1

The election of Marc Elia, Clive Meanwell, M.B., Ch.B., M.D., and Ian Sheffield as Class II directors, each for a three-year term ending at the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal

2	The ratification of the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026
3	Such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Only holders of record of our outstanding shares of common stock at the close of business on April 17, 2026 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be available for examination by any stockholder during the ten days prior to the Annual Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal executive office. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

YOUR VOTE IS IMPORTANT: Important Information for Holders of our Common Stock

It is important that your shares be represented regardless of the number of shares you may hold as of the Record Date. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed pre-addressed return envelope, which needs no postage if mailed in the United States. We encourage stockholders to submit their proxy by mail, telephone, or Internet. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. The Company asks your cooperation in promptly submitting your proxy.

If you would like to attend the virtual Annual Meeting, please refer to the logistical information in the section titled “Questions and Answers About the Proxy Materials and Voting.”

By Order of the Board of Directors,

Sarah Toomey
General Counsel and Corporate Secretary

April 24, 2026

i

Fractyl Health, Inc.

3 Van de Graaff Drive, Suite 200

Burlington, Massachusetts 01803

EXECUTIVE SUMMARY

2026 Annual Meeting Information

Date and Time: Wednesday, June 10, 2026, 12:00 p.m. Eastern Time

Location: www.virtualshareholdermeeting.com/GUTS2026

Record Date: April 17, 2026

Proxy Mail Date: On or about April 24, 2026

How to Vote

Before the Annual Meeting:

•
By Internet: Visit the website listed on your Internet Notice or proxy card
•
By Phone: Call the telephone number on your proxy card
•
By Mail: If you received paper copies, sign, date and return your proxy card in the provided envelope

During the Annual Meeting:

•
Participate in the Annual Meeting webcast using your 16-digit control number

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Fractyl Health, Inc. (the “Company,” “Fractyl Health,” “we” or “us”) of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, June 10, 2026 (the “Annual Meeting”), at 12:00 p.m. Eastern Time, and at any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/GUTS2026 and entering your 16-digit control number included on your proxy card. You may log-in beginning at 11:45 a.m. Eastern Time, on June 10, 2026.

Only holders of record of outstanding shares of our common stock at the close of business on April 17, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting. Each share of our common stock entitles its holder to one vote per share on all matters presented to our stockholders. At the close of business on the Record Date, there were 158,648,963 shares of common stock outstanding and entitled to vote at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2025 (the “Annual Report”) will be sent on or about April 24, 2026, to holders of our common stock (as of the Record Date).

This section summarizes and highlights certain information contained in this proxy statement, but does not contain all the information that you should consider when casting your vote. Please review the entire proxy statement, as well as our Annual Report to Stockholders, carefully before voting. Frequently asked questions and logistical information regarding the Annual Meeting is available in the section titled “Questions and Answers About the Proxy Materials and Voting” beginning on page 3.

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Stockholders To Be Held on June 10, 2026:

THIS PROXY STATEMENT AND OUR ANNUAL REPORT ARE AVAILABLE FOR VIEWING,

PRINTING AND DOWNLOADING AT www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

Who Is Entitled To Vote At The Annual Meeting?

The Record Date for the Annual Meeting is April 17, 2026. You are entitled to vote at the Annual Meeting only if you are a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each share of our common stock entitles its holder to one vote per share on all matters presented to our stockholders. At the close of business on the Record Date, there were 158,648,963 shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting.

Why Have I Received A “Notice Of Internet Availability Of Proxy Materials”?

As permitted by SEC rules, we are making this proxy statement and our Annual Report available to certain of our stockholders electronically via the Internet because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. On or about April 24, 2026, we mailed to these stockholders a Notice of Internet Availability of Proxy Materials (“Internet Notice”) containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, then you should follow the instructions for requesting such materials contained on the Internet Notice.

What am I voting on?

There are two matters scheduled for a vote:

•
To elect Marc Elia, Clive Meanwell, M.B., Ch.B., M.D., and Ian Sheffield as the Board’s Class II directors, each to serve until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified, or until their earlier death, resignation or removal. (Proposal One).
•
To ratify the appointment by the Audit Committee of the Board of EY as the Company’s independent registered public accounting firm for the fiscal year ending 2026. (Proposal Two).

Will I Receive Any Other Proxy Materials By Mail?

We may send you a proxy card, along with a second Notice, on or after May 8, 2026.

What Is The Difference Between Being A “Record Holder” And Holding Shares In “Street Name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC (the “Transfer Agent”), then you are a stockholder of record. As a stockholder of record, you may vote online at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return your vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Am I Entitled To Vote If My Shares Are Held In “Street Name”?

Yes. If on the Record Date your shares are held by a bank, brokerage firm or other similar organization, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your bank, brokerage firm or other agent regarding how to vote your shares, and the bank, brokerage firm or other agent is required to vote your shares in accordance with your instructions. If your shares are held in “street name,” you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee. If you did not receive a 16-digit control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

How Many Shares Must Be Present To Hold The Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld and broker non-votes will be counted for purposes of determining the presence of a quorum.

Who Can Attend And Vote At The Annual Meeting?

Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with Fractyl Health’s Transfer Agent, then you are a stockholder of record. Stockholders of record at the close of business on the Record Date may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/GUTS2026. To participate and vote at the Annual Meeting, you will need the 16-digit control number included on your Internet Notice, proxy card or on the instructions that accompanied your proxy materials. As a stockholder of record, you may vote online at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return your vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If your shares are held not in your name but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice should be forwarded to you by that organization. You should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You must follow the instructions provided by your brokerage firm, bank, or other similar organization for your bank, broker or other stockholder of record to vote your shares per your instructions. Alternatively, many brokers and banks provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the Internet, including by providing you with a 16-digit control number via email or on your Notice or your voting instruction form. If your shares are held in an account with a broker, bank or other stockholder of record providing such a service, you may instruct them to vote your shares by telephone (by calling the number provided in the proxy materials) or over the Internet as instructed by your broker, bank or other stockholder of record. If you did not receive a 16-digit control number via email or on your Notice or voting instruction form, and you wish to vote prior to or at the virtual Annual Meeting, you must follow the instructions from your broker, bank or other stockholder of record, including any requirement to obtain a valid legal proxy. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

What if I cannot find my Control Number?

Please note that if you do not have your Control Number and you are a registered stockholder, you will be able to login as a guest. To view the meeting webcast visit www.virtualshareholdermeeting.com/GUTS2026 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting.

If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting.

Why Hold A Virtual Meeting?

We believe a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. A virtual meeting also improves communications, reduces negative environmental impact and reduces costs for our stockholders and the Company compared to an in-person meeting. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/GUTS2026. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What If During The Check-In Time Or During The Annual Meeting I Have Technical Difficulties Or Trouble Accessing The Virtual Meeting Website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on the Annual Meeting login page.

Will There Be A Question And Answer Session During The Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters, for 15 minutes after the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•
irrelevant to the business of the Company or to the business of the Annual Meeting;
•
related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•
related to any pending, threatened or ongoing litigation;
•
related to personal grievances;
•
derogatory references to individuals or that are otherwise in bad taste;
•
substantially repetitious of questions already made by another stockholder;
•
in excess of the two question limit;
•
in furtherance of the stockholder’s personal or business interests; or
•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?”.

What If A Quorum Is Not Present At The Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented.

What Does It Mean If I Receive More Than One Set Of Proxy Materials Or More Than One Internet Notice?

It means that your shares are held in more than one account at the Transfer Agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How Can I Obtain A Paper Copy Of The Annual Report?

We will furnish, without charge, a copy of our Annual Report, including consolidated financial statements but not including exhibits, to each of our stockholders of record at the close of business on the Record Date, and to each beneficial stockholder on that date upon written request made to our Corporate Secretary at our offices at 3 Van de Graaff Drive, Suite 200, Burlington, Massachusetts 01803. A reasonable fee will be charged for copies of requested exhibits.

How Do I Vote?

For Proposal One, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee to the Board that you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or “Abstain” from voting.

We recommend that stockholders vote prior to the Annual Meeting by proxy even if they plan to attend the Annual Meeting and vote during the meeting. If you are a stockholder of record, there are three ways to vote by proxy:

•
by Internet: You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•
by Telephone: You can vote by telephone by calling 1-800-690-6903 and following the instructions on the Internet Notice or proxy card; or
•
by Mail: You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 9, 2026. We encourage stockholders to submit their proxy via telephone or the Internet.

To vote at the Annual Meeting, visit www.virtualshareholdermeeting.com/GUTS2026 (you will need the control number printed on your Notice or proxy registration confirmation email).

If your shares are held in street name through a bank or broker, you should receive instructions on how to vote from the bank or broker rather than from Fractyl Health. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee. Many brokers, banks and other stockholders of record allow a beneficial owner to obtain their 16-digit control number either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether, pursuant to stock exchange rules, the particular proposal is deemed to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), executive compensation, and certain corporate governance proposals, even if management-supported. In this regard, Proposal One is considered to be “non-routine” under applicable rules, meaning your broker or nominee may not vote your shares on Proposal One without your instructions. Such an event would result in a “broker non-vote” and these shares will not be counted as having been voted for such proposals. However, your broker or nominee may vote your shares on Proposal Two.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Where can I get technical assistance if I am having trouble accessing the meeting or during the meeting?

If you have difficulty accessing the meeting or during the meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.

Can I Change My Vote After I Submit My Proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;
•
by granting a subsequent proxy through the Internet or telephone;
•
by giving written notice of revocation to our Corporate Secretary such that it is received prior to the Annual Meeting; or
•
by voting during the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote during the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote during the Annual Meeting by obtaining your 16-digit control number from your bank or broker or otherwise voting through your bank or broker.

Who Will Count The Votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What If I Do Not Specify How My Shares Are To Be Voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on pages 10 and 16 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will Any Other Business Be Conducted At The Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

How Many Votes Are Required For The Approval Of The Proposals To Be Voted Upon And How Will Abstentions And Broker Non-Votes Be Treated?

Proposal	Page Number	Vote Required for Approval	Voting Options	Effect of Votes Withheld/Abstentions, As Applicable	Effect of Broker Non-Votes
Proposal No. 1: Election of directors	10	Plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	FOR ALL, WITHHOLD ALL, or FOR ALL EXCEPT	No effect	No effect
Proposal No. 2: Ratification of appointment of our independent registered public accounting firm	16	Affirmative vote of the holders of a majority of shares present in person or virtually or represented by proxy and entitled to vote on the matter.	FOR, AGAINST or ABSTAIN	No effect	Not Applicable (1)

(1) This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.

What Is An Abstention And How Will Votes Withheld And Abstentions Be Treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the ratification of the appointment of our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld will have no effect on the election of directors, and abstentions will have no effect on the ratification of the appointment of our independent registered public accounting firm.

What Are Broker Non-Votes And Do They Count For Determining A Quorum?

As discussed above, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of EY as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the proposal regarding the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by email, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where Can I Find The Voting Results Of The Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL ONE – ELECTION OF DIRECTORS

The current term of office of the Company’s three Class II directors expires at the Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board proposes that the following three director nominees be elected for a term of three years and until their successors are duly elected and qualified, or until their earlier death, resignation or removal: Marc Elia, Clive Meanwell, M.B., Ch.B., M.D., and Ian Sheffield. The Board and the Nominating and Corporate Governance Committee believe that the three director nominees, together with our other continuing directors, encompass a range of talents, skills and expertise sufficient to provide sound and prudent guidance with respect to the Company’s operations and programs.

Board Recommendation

✓	Our Board unanimously recommends that you vote “FOR” the election of each of the three persons nominated by the Board.

If you return a duly executed proxy card without specifying how your shares are to be voted, the persons named in the proxy card will vote to elect Marc Elia, Clive Meanwell, M.B., Ch.B., M.D., and Ian Sheffield as directors. Each nominee currently serves on our Board, has consented to being named in this proxy statement and has indicated their willingness to continue to serve if elected. However, if any such director nominee should be unable to serve, or for good cause will not serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by our Board, or our Board may reduce its size. Our Board has no reason to believe that any of the nominees will be unable to serve if elected.

Our Board of Directors

Director Biographies – Director Nominees

Director Since: 2021 Class II Age: 50 Committee Memberships: • None

Marc Elia

Mr. Elia has served as a member of our Board since June 2021. Mr. Elia has also been a director at Invivyd, Inc. (previously Adagio Therapeutics, Inc.), a publicly-held biotechnology company developing antibodies against viruses, since June 2021, and has served as the chairman of the board since 2022. In September 2019, Mr. Elia founded M28 Capital Management, a healthcare sector investment fund, and serves as its Chief Investment Officer. Mr. Elia has also served as a director and audit committee member at SQZ Biotech, a publicly traded clinical-stage biotechnology company developing cell therapies for patients with cancer, from May 2018 until September 2023. Mr. Elia previously served as a director at Adimab LLC, a privately held provider of therapeutic antibody discovery and engineering. Mr. Elia received his B.A. from Carleton College, graduating with magna cum laude honors. We believe that Mr. Elia is qualified to serve on our Board due to his business expertise and experience serving as a director at various life science companies.

Director Since: 2021 Class II Age: 68 Committee Memberships: • Compensation and Human Strategy Committee (Chair)

Clive Meanwell, M.B., Ch.B., M.D.

Dr. Meanwell has served as a member of our Board since June 2021. Dr. Meanwell has also been a director and member of the compensation and audit committees at BB Biotech, a publicly-held Switzerland-based biotechnology investment company, from 2004 until 2026. Dr. Meanwell currently serves as the Executive Chairman and General Partner at Population Health Partners LP, an investment company focused on innovative therapeutics with the potential to transform health outcomes for populations, a position he has held since 2020. In this role, Dr. Meanwell leads investment strategy across therapeutics and health technology. Dr. Meanwell has previously served on the board of directors of several public companies including Metsera, Inc., a biotechnology company focused on treating metabolic diseases, from 2024 until 2025 (as Executive Chairman until its acquisition by Pfizer), Invivyd, Inc. (previously Adagio Therapeutics, Inc.), a biotechnology company, from 2022 until 2024, and EQRx, a biotechnology company, from January 2021 until August 2023. Dr. Meanwell also serves on the board of directors of several private companies including Saama and Corsera. Dr. Meanwell also previously served on the board of directors of several private companies including Comanche BioPharma, a preclinical biopharmaceutical company, from 2021 until 2023, and Hugo Health, a cloud-based healthcare platform, from 2021 until 2025. Dr. Meanwell also founded The Medicines Company, a biopharmaceutical company focused on addressing cardiovascular disease, and served as Executive Chairman and Chief Executive Officer from 1996 until 2018 and Chief Innovation Officer until 2020. Dr. Meanwell received his M.B., Ch.B. and M.D. from the University of Birmingham, UK. We believe that Dr. Meanwell is qualified to serve on our Board due to his medical background and experience working with and serving on the boards of directors of various pharmaceutical and healthcare companies.

Director Since: 2025 Class II Age: 49 Committee Memberships: • Audit Committee

Ian Sheffield

Mr. Sheffield has served as a member of our Board since September 2025. Mr. Sheffield is the founder and has served as Managing Partner of North Country Holdings, LLC, a private investment firm focused on acquiring and growing U.S.-based businesses, since 2023. Prior to founding North Country Holdings, Mr. Sheffield served as an investment professional at Ashler Capital, a division of Citadel, from 2020 to 2023, where he led a team focused on fundamental research and portfolio management across public healthcare equities. From 2015 to 2020, Mr. Sheffield served as an investment professional at Bridger Capital, a fundamental investment firm with public and private market strategies. From 2011 to 2015, Mr. Sheffield served as an investment professional at Great Point Partners, a healthcare-focused investment firm, where he led direct investments in public medical devices, diagnostics, and life sciences companies and served as a board member of a small-cap medical technology company. From 2008 to 2011, Mr. Sheffield served as an investment professional at Versant Ventures, a leading healthcare venture capital firm, where he focused on medical device and diagnostics investments and served as a board observer for seven portfolio companies. Prior to his investment career, Mr. Sheffield served as Director of Marketing for the U.S. Coronary Stent business at Medtronic from 2004 to 2008. Mr. Sheffield also currently serves as a director of JD Palatine LLC, a privately held company. Mr. Sheffield holds a B.S. in Business from Miami University and an M.B.A. from Harvard Business School. We believe that Mr. Sheffield is qualified to serve on our Board due to his extensive experience as a healthcare investor, his operational and commercial background in the medical device industry, his deep familiarity with the strategic and capital allocation challenges facing pre-commercial medical technology companies, and his governance experience serving on the boards of, and as a board observer to, public and private medical technology companies, which collectively provide valuable perspective to the Board in overseeing our strategy, commercialization efforts, and long-term growth initiatives.

Director Biographies – Continuing Directors

Director Since: 2017 Class I Age: 82 Committee Memberships: • Nominating and Corporate Governance Committee (Chair)

William W. Bradley

Senator Bradley has served as a member of our Board since March 2017. Since 2000, Sen. Bradley has been a managing director of Allen & Company LLC, an investment banking firm. From 2001 until 2004, he acted as chief outside advisor to McKinsey & Company’s non-profit practice. In 2000, Sen. Bradley was a candidate for the Democratic nomination for President of the United States. He served as a senior advisor and vice chairman of the International Council of JP Morgan & Co. from 1997 through 1999. During that time, Sen. Bradley also worked as an essayist for CBS Evening News, and as a visiting professor at Stanford University, the University of Notre Dame and the University of Maryland. Sen. Bradley served in the U.S. Senate from 1979 until 1997, representing the State of New Jersey. Prior to serving in the U.S. Senate, he was an Olympic gold medalist in 1964, and from 1967 through 1977 he played professional basketball for the New York Knicks, during which time they won two world championships. Sen. Bradley previously served on the board of directors of several public companies including Starbucks Corporation from June 2003 until March 2018. Sen. Bradley also previously served on the board of directors of Seagate Technology, Willis Group Holdings Limited and QuinStreet, Inc. Sen. Bradley received his B.A. in American history from Princeton University and his M.A. in political philosophy and economics from the University of Oxford, Worcester College, where he was a Rhodes Scholar. We believe that Sen. Bradley is qualified to serve on our Board due to his deep understanding of public policy and U.S. governmental and regulatory affairs, and his broad leadership and corporate governance experience.

Director Since: 2014 Class I Age: 46 Committee Memberships: • Audit Committee • Nominating and Corporate Governance Committee

Ajay Royan

Mr. Royan has served as Chairman of our Board since August 2024 and has served as a member of our Board since 2014. Mr. Royan has served on the board of directors of Invivyd, Inc. (previously Adagio Therapeutics, Inc.), a publicly traded biopharmaceutical company, since March 2025. Mr. Royan is the founder and has served as Managing General Partner at Mithril Capital Management LLC, a venture capital firm investing in technology companies, since June 2012. Mr. Royan serves on the board of directors of several private companies in which Mithril Capital Management LLC or its affiliates have invested, including Adimab, LLC, Helion Energy, Inc., and AppDirect, Inc. Mr. Royan previously served on the board of directors of Oklo Inc. from 2018 until 2025, Pollen, Inc. (d/b/a C2FO) from 2013 until 2025 and Fulbright Canada from 2017 until 2025. Mr. Royan also serves on the science advisory board of the Oak Ridge National Laboratory and the Presidents' Circle of the National Academies of Science, Engineering, and Medicine. Mr. Royan received his B.A. from Yale University. We believe that Mr. Royan is qualified to serve on our Board due to his experience working in the venture capital industry and experience working with and serving on the boards of directors of numerous technology companies.

Director Since: 2025 Class I Age: 56 Committee Memberships: • None

Christopher C. Thompson, M.D., MSc

Dr. Thompson has served as a member of our Board since September 2025. Dr. Thompson has served as Professor of Medicine at Harvard Medical School, Director of Endoscopy and Co-Director of the Center for Weight Management and Wellness at Brigham and Women's Hospital, and Program Director for the Advanced Endoscopy Fellowship Program since 2003. In these roles, Dr. Thompson reorganized and expanded Brigham and Women's Hospital's interventional endoscopy service into one of the only centers in the United States to offer all available endoscopic therapies and the only U.S. center with World Endoscopy Organization Center of Excellence status. Dr. Thompson also serves as a consulting staff endoscopist at Dana-Farber Cancer Institute since 2003, Boston Children's Hospital since 2005, and Emerson Hospital since 2021. Dr. Thompson is the co-founder and has served as a director of Everself, Inc. (formerly Bariendo, Inc.), a privately held company, providing a virtual healthcare delivery platform focused on endoscopic weight loss procedures, since July 2023. Dr. Thompson also serves on the governing board of the American Society for Gastrointestinal Endoscopy (ASGE) as incoming Treasurer, and is scheduled to serve as President in 2030, and previously served as Editor-in-Chief of iGIE, the society's open access journal. Dr. Thompson has invented numerous endoscopic procedures including Endoscopic Sleeve Gastroplasty (ESG), Transoral Outlet Reduction (TORe), and Gastroplasty with Bariatric Endoscopic Antral Myotomy (BEAM), and has led multiple U.S. pivotal trials in metabolic and bariatric endoscopy. His Developmental Endoscopy Laboratory at Harvard Medical School has produced over 300 peer-reviewed publications and spun out several medical technology companies, including Beacon Endoscopic, which was acquired by Medtronic in 2013. Dr. Thompson received his B.S. in Biology from Binghamton University, his M.D. from Pennsylvania State University College of Medicine, and his M.Sc. in Health Evaluation Sciences from Pennsylvania State University College of Medicine. We believe that Dr. Thompson is qualified to serve on our Board due to his standing as a global thought leader and pioneer in the field of bariatric and metabolic endoscopy, his direct clinical and research expertise in endoscopic treatments for obesity and metabolic disease, his extensive experience inventing, developing, and commercializing endoscopic procedures and technologies through the FDA regulatory process, and his deep familiarity with the clinical science underlying Fractyl Health's Revita procedure.

Director Since: 2022 Class III Age: 60 Committee Memberships: • Audit Committee (Chair) • Compensation and Human Strategy Committee

Kelly Barnes

Ms. Barnes has served as a member of our Board since January 2022. Prior to joining Fractyl Health, Ms. Barnes served in various roles at PricewaterhouseCoopers from 1988 until 2020, most recently serving as a Global Health Industries Leader from 2018 until 2020 and as a U.S. Health Industries Leader from 2009 until 2020, where she oversaw services across all health-related industries. Ms. Barnes is a member of the executive advisory board of the Walton College of Business at the University of Arkansas. Ms. Barnes previously served on the board of directors of Included Health, a privately held company, from 2021 until 2025. She received her B.S.B.A. and M.S.A. in accounting from the University of Arkansas and is a registered certified public accountant in the state of Texas. We believe that Ms. Barnes is qualified to serve on our Board due to her strong business and financial acumen, and extensive experience advising companies in the healthcare industry.

Director Since: 2024 Class III Age: 61 Committee Memberships: • Compensation and Human Strategy Committee

Samuel Conaway

Mr. Conaway has served as a member of our Board since January 2024. Since 2022, Mr. Conaway also currently serves as a member of the board of JD Palatine LLC, a privately held company. Since 2013, Mr. Conaway has held roles of increasing responsibility with Boston Scientific Corporation, a publicly held company focused on global development, manufacturing and marketing of medical devices, and in October 2021, he became President of U.S. cardiology sales. He also currently serves as chair of Close the Gap, Boston Scientific Corporation’s health equity program. Prior to joining Boston Scientific Corporation, Mr. Conaway served as the Vice President of U.S. endovascular and coronary sales of Abbott Vascular (formerly Guidant), the cardiovascular device division of Abbott Laboratories, a publicly held biomedical company. Mr. Conaway has over 30 years of experience in the medical device industry. He received his B.S. in business management from the University of Phoenix and his M.B.A. from the University of Maryland. We believe that Mr. Conaway is qualified to serve on our Board due to his expertise and experience serving in leadership positions of various medical device companies.

Director Since: 2011 Class III Age: 49 Committee Memberships: • None

Harith Rajagopalan, M.D., Ph.D.

Dr. Rajagopalan co-founded Fractyl Health in 2010 and has served as our Chief Executive Officer and a member of our Board since 2011, while serving as an Entrepreneur-in-Residence at General Catalyst Partners from 2009 until 2011. Prior to founding Fractyl Health, Dr. Rajagopalan trained in internal medicine and clinical cardiology at Brigham and Women’s Hospital in Boston, Massachusetts from 2005 until 2011, and completed a research fellowship at Harvard Medical School from 2009 until 2011. Dr. Rajagopalan received his B.S. in chemistry from Stanford University, and his M.D. and Ph.D. from Johns Hopkins University School of Medicine. We believe that Dr. Rajagopalan is qualified to serve on our Board due to his role as co-founder of Fractyl Health, his management experience as our Chief Executive Officer and his scientific and medical experience.

PROPOSAL TWO – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of EY is not required, we value the opinions of our stockholders and believe that stockholder ratification of the appointment is a good corporate governance practice.

EY has served as our independent registered public accounting firm since 2017. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of EY is expected to attend the Annual Meeting, will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions from stockholders.

In the event that the appointment of EY is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2026. Even if the appointment of EY is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of Fractyl Health.

Board Recommendation

✓	The Board recommends a vote “FOR” the ratification of the appointment by the Audit Committee of EY as our independent registered public accounting firm for the year ending December 31, 2026.

Principal Accountant Fees and Services

The following table summarizes the fees, including out-of-pocket costs, of EY, our independent registered public accounting firm, for the years ended December 31, 2025 and 2024 for audit services and other services.

Fee Category	2025	2024
Audit Fees	$870,000	$616,000
Audit-Related Fees	—	—
Tax Fees	25,000	55,638
All Other Fees	—	—
Total	$895,000	$671,638

Audit Fees

For 2025 and 2024, audit fees consist of audit of our financial statements, the review of the quarterly unaudited interim financial statements, consents issued for certain Securities and Exchange Commission (“SEC”) filings and services related to comfort letters issued in connection with our at-the-market offerings and equity financings completed in August 2025 and September 2025.

Audit-Related Fees

There were no audit-related fees for the periods presented.

Tax Fees

For 2025 and 2024, tax fees consist of fees for tax compliance and tax advisory services.

All Other Fees

There were no other fees for the periods presented.

Audit Committee Pre-Approval Policy and Procedures

Our Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage EY to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee, or specific pre-approval, or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy, or general pre-approval. Unless a type of service to be provided by EY has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s and the PCAOB’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025, and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Kelly Barnes (Chair)

Ajay Royan

Ian Sheffield

Audit Committee of the Board of Directors

CORPORATE GOVERNANCE

Governance Overview

We are committed to maintaining robust governance practices and a strong ethical culture that benefits the long-term interests of our stockholders. The Company, with the oversight of the Board, regularly reviews, updates and enhances its corporate governance practices and compliance and training programs, as appropriate, in light of stockholder feedback, changes in applicable laws, regulations and stock exchange requirements and the evolving needs of our business. Our corporate governance and compliance practices include:

•
Independent Oversight. A majority of the current directors of the Board (8 of 9) are independent directors, including an independent Chairman of the Board and fully independent Board committees, as defined by the rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”) and applicable rules of the SEC. Executive sessions of Board and Committee meetings are regularly held without management present.
•
Prohibition on Hedging and Pledging. Our Insider Trading Compliance Policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders. In addition, individuals subject to this policy are prohibited from using our securities as collateral in a margin account or pledging the Company’s securities as collateral to secure loans.
•
Committee Charters. Each Board committee operates under a written charter that has been approved by the Board and reviewed and, if necessary, amended annually.
•
Board and Committee Self-Evaluations. Pursuant to its charter, the Nominating and Corporate Governance Committee is responsible for overseeing periodic evaluations of the Board and its committees.
•
Frequent and Robust Stockholder Engagement. The Company has a robust stockholder engagement program pursuant to which the Company participates in investor conferences and holds numerous meetings with stockholders to discuss various topics, including our clinical progress, long-term strategy, capital deployment, and corporate governance.
•
Clawback Policy. We have adopted a clawback policy consistent with Nasdaq Rules that requires our executive officers to repay erroneously awarded incentive-based compensation following certain corrections to our financial statements.
•
No Poison Pill. The Company does not have a poison pill in place.
•
Ethics & Compliance. Our Code of Business Conduct and Ethics (the “Code”), which applies to all Fractyl Health employees and directors, reinforces our core values and helps drive our workplace culture of compliance, ethical standards, integrity and accountability.
•
Independent, Anonymous Complaint Process. The Company maintains a third-party managed hotline (“Hotline”) that permits the anonymous reporting of violations of our Code and other concerns. All Hotline submissions are reviewed and investigated by appropriate members of management. The results of all such investigations are reported to senior management and the Audit Committee quarterly.

Our Board has adopted the Corporate Governance Guidelines, Code and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation and Human Strategy Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, our Code, and our Policies and Procedures for Complaints in the “Corporate Governance” section of the investor relations website located at https://ir.fractyl.com, or by writing to our Corporate Secretary at our offices at 3 Van de Graaff Drive, Suite 200, Burlington, Massachusetts 01803.

Board Composition

Our Board currently consists of nine members: Kelly Barnes, William W. Bradley, Samuel Conaway, Marc Elia, Clive Meanwell, M.B., Ch.B., M.D., Harith Rajagopalan, M.D., Ph.D., Ajay Royan, Ian Sheffield and Christopher C. Thompson, M.D., MSc.

Our Board is divided into three classes. As a result, approximately one-third of the Board will stand for election by the stockholders of the Company each year at the Company’s annual meeting for three-year terms. The current classes are as follows:

•
the Class I directors are William W. Bradley, Ajay Royan and Christopher C. Thompson, M.D., MSc. Their terms will expire at the annual meeting of stockholders to be held in 2028;
•
the Class II directors are Marc Elia, Clive Meanwell, M.B., Ch.B., M.D., and Ian Sheffield. Their current terms will expire at the Annual Meeting and, if they are re-elected, their subsequent terms will expire at the annual meeting of stockholders to be held in 2029; and
•
the Class III directors are Kelly Barnes, Samuel Conaway and Harith Rajagopalan, M.D., Ph.D. Their terms will expire at the annual meeting of stockholders to be held in 2027.

Director Independence

Our Corporate Governance Guidelines provide that our Board will consist of a majority of independent directors in accordance with applicable Nasdaq Rules. Our Corporate Governance Guidelines define an “independent” director consistent with the Nasdaq definition of independence. Under our Corporate Governance Guidelines and Nasdaq Rules, a director is not independent unless the Board affirmatively determines that such director does not have a direct or indirect material relationship with the Company or any of its subsidiaries. Members of the Audit Committee and Compensation and Human Strategy Committee are subject to the additional independence requirements of applicable SEC rules and Nasdaq Rules.

Our Board has affirmatively determined that Kelly Barnes, William W. Bradley, Samuel Conaway, Marc Elia, Clive Meanwell, M.B., Ch.B., M.D., Ajay Royan, Ian Sheffield and Christopher C. Thompson, M.D., MSc., are each an “independent director,” as defined under the applicable Nasdaq Rules and SEC rules. In addition, our Board determined that Amy W. Schulman, who resigned from the Board on September 2, 2025, was “independent” during the period in which she served on the Board.

Director Candidates

Each year, at the annual meeting, the Board will recommend a slate of director nominees for election by the stockholders. In accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), the Board will also be responsible for filling vacancies or newly-created directorships on the Board that may occur between annual meetings of stockholders. The Nominating and Corporate Governance Committee is primarily responsible for identifying, screening and recommending candidates to the entire Board for Board membership. The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may identify potentially qualified director candidates through a number of channels, including soliciting our current directors and executives for the names of potentially qualified candidates or asking directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to Fractyl Health, Inc., 3 Van de Graaff Drive, Suite 200, Burlington, Massachusetts 01803, Attn: Nominating and Corporate Governance Committee, c/o Corporate Secretary. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications From Stockholders

Stockholders and other interested parties may contact the Board as a group, a specified Board committee or individual members by writing to the following address: 3 Van de Graaff Drive, Suite 200, Burlington, Massachusetts 01803, Attn: Corporate Secretary. Each communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We may also refer communications to other departments at the Company. We generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests general information regarding the Company.

Stockholder Engagement

The Board strongly believes in proactive engagement, communication and transparency with the Company’s stockholders. We regularly interact with our stockholders through investor conferences, direct meetings, and outreach initiatives. Discussions focused on key topics including our clinical progress, long-term strategy, capital deployment, and corporate governance. Feedback from these interactions was shared with the Board and informed our strategic planning and disclosures. The Company is committed to ongoing engagement with its investors on all appropriate matters, including executive compensation and governance.

Self-Evaluation

Our committee charters provide for periodic self-evaluations to determine whether the Board, its committees and the directors are functioning effectively. This may include survey materials and a report to, and discussion of survey results with, the Nominating and Corporate Governance Committee, as well as each committee and the full Board’s respective results. All directors are free to make suggestions on improvement of the Board’s or the committees’ practices at any time and are encouraged to do so.

Board Leadership Structure

Our Board is currently chaired by Ajay Royan, an independent director. Our Corporate Governance Guidelines provide that, if the chairman of the board is a member of management or does not otherwise qualify as independent, the independent directors of the board may elect a lead director. The lead director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the chairman is not present, including any executive sessions of the independent directors; approving board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and chairman of the board. Our Corporate Governance Guidelines further provide the flexibility for our Board to modify our leadership structure in the future as it deems appropriate. Our Bylaws and

Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company at that particular time.

Currently, Ajay Royan serves as the independent Chairman of the Board and Harith Rajagopalan, M.D., Ph.D. serves as the Company’s Chief Executive Officer. The Board believes that this governance structure reinforces the independence of the Board from management. In addition, the Board believes the Chairman is well-positioned to act as a bridge between management and the Board, facilitating the regular flow of information. For these reasons, our Board has concluded that our current leadership structure is appropriate at this time.

Our Board exercises its judgment in combining or separating the roles of Chairman, Chief Executive Officer, and, if applicable, lead independent director as it deems appropriate in light of prevailing circumstances. During its routine review of the Board’s leadership structure, the Board and the Company regularly consider the circumstances under which the roles of Chairman and Chief Executive Officer could most effectively serve the Company’s and its stockholders’ interests if combined. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two.

Board’s Role in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also assists the Board’s oversight of management of material risks facing the Company that are necessary or advisable for Audit Committee oversight, which may include, without limitation, the Company’s financial, operational, privacy, artificial intelligence, security, cybersecurity, business continuity and legal, compliance and regulatory risks. The Company’s financial risks may include, for example, accounting risks, liquidity and credit risks, corporate tax positions, insurance coverage, cash investment strategy and results, and risks relating to the performance of the Company’s internal audit function and its independent registered public accounting firm, as well as the Company’s systems of internal controls and disclosure controls and procedures. Audit Committee oversight of the integrity of the Company’s information technology systems and cybersecurity risks may include at its discretion reviewing and assessing with management (i) the adequacy of controls and security for the Company’s information technology systems, processes and data and (ii) the Company’s contingency plans in the event of a breakdown or security breach affecting the Company’s information technology systems. Our Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and environmental and social matters. Our Compensation and Human Strategy Committee oversees the management of risks relating to our executive compensation plans and arrangements, as well as our human capital management. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code is available under the “Corporate Governance” section of our investor relations website at https://ir.fractyl.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Rules concerning any amendments to, or waivers from, any provision of the Code.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that set forth our corporate governance principles and practices on a variety of topics, including director qualifications, director responsibilities, board leadership, and the composition and functioning of the Board. Our Corporate Governance Guidelines are designed to maximize long-term stockholder value, align the interests of the Board with those of our stockholders and promote high ethical conduct among our directors. The Corporate Governance Guidelines include the following key practices to assist the Board in carrying out its responsibility for the business and affairs of Fractyl Health:

(1)

Director Responsibilities. The basic responsibility of a director is to exercise his or her business judgment and act in what he or she reasonably believes to be in the best interests of Fractyl Health and its stockholders. Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

(2)

Executive Sessions of Independent Directors. The independent directors of the Board are expected to meet in executive session without non-independent directors or management present on a regularly scheduled basis, but no less than twice per year.

(3)

Board Access to Senior Management. Directors have complete access to Fractyl Health’s management and can initiate contact or meetings through the Chief Executive Officer, the Chair or Lead Independent Director, if any, or if none is available or none is appropriate, directly by the director.

(4)	Board Access to Independent Advisers. The Board and each Board committee have the power to retain independent legal, financial or other advisors as they may deem necessary, at our expense.
(5)

Board Tenure. The Board believes that term limits on director service and a predetermined retirement age impose arbitrary restrictions on Board membership that may deprive the Board of insights and knowledge of the Company gained over time. The Board’s periodic performance evaluation described above will be a significant determinant for continuing service on the Board.

(6)

Directors who Change their Current Job Responsibilities. When a director, including any director who is currently an officer or employee of the Company, resigns or materially changes his or her position with his or her employer or becomes aware of circumstances that may adversely reflect upon the director or the Company, the director should notify the Nominating and Corporate Governance Committee of these circumstances. The Nominating and Corporate Governance Committee will consider the circumstances, and may in certain cases recommend that the Board request that the director submit his or her resignation from the Board if, for example, continuing service on the Board by the individual is not consistent with the criteria deemed necessary for continuing service on the Board.

(7)

Service on Multiple Boards. The Nominating and Corporate Governance Committee may take into account the nature of and time involved in a director’s service on other boards and/or committees in evaluating the suitability of individual director candidates and current directors. Prior to accepting any position on the board of directors of any organization, whether for-profit or not-for-profit, current directors are encouraged to notify the Chairman of the Board and the Chief Executive Officer or otherwise make the Company aware of such position. The Chief Executive Officer is expected to review the proposed board membership to ensure compliance with applicable laws and policies. Service on other boards and/or committees should be consistent with the Company’s conflict of interest policies.

(8)

Management Development and Succession Planning. The Board (or a committee delegated by the Board) will work on a periodic basis with the Chief Executive Officer to evaluate the Company’s succession plans for the Chief Executive Officer and other executive officers, including an emergency succession plan for the Chief Executive Officer.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Insider Trading Compliance Policy and Anti-Hedging Policy

We have adopted an Insider Trading Compliance Policy governing the purchase, sale and other dispositions of our securities that applies to all Company personnel, including directors, officers, employees, and other covered persons. Our Insider Trading Compliance Policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders. In addition, individuals subject to this policy are prohibited from using our securities as collateral in a margin account or pledging the Company’s securities as collateral to secure loans. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of our Insider Trading Compliance Policy is filed as an exhibit to our Annual Report on Form 10-K.

Executive Sessions

The independent members of the Board meet in regularly scheduled executive sessions. Such meetings are presided over by the Chairman of the Board.

Attendance by Members of the Board of Directors at Meetings

There were six meetings of the Board, four meetings of the Audit Committee, two meetings of the Compensation and Human Strategy Committee and no meetings of the Nominating and Corporate Governance Committee during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each incumbent director attended at least 75% of the meetings of the Board and committees on which such director served that occurred while such director served on the Board or such committee(s).

Under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to prepare for and attend Board meetings and meetings of committees on which he or she serves.

We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances, directors will attend.

Board Committees

Audit Committee Met 4 times in 2025 Current Committee Members: Kelly Barnes (Chair) Ajay Royan Ian Sheffield

Primary Responsibilities Include:

•
appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•
coordinating our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•
discussing our risk management policies, including, without limitation, the Company’s financial, operational, privacy, artificial intelligence, security, cybersecurity, business continuity and legal, compliance and regulatory risks;
•
meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•
reviewing and approving or ratifying any related person transactions; and
•
preparing the audit committee report required by SEC rules.

Financial Expertise and Independence:

Our Board has determined that each of Ms. Barnes, Mr. Royan and Mr. Sheffield meets the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Nasdaq Rules. All members of our Audit Committee meet the requirements for financial sophistication under the applicable Nasdaq Rules. Our Board has determined that Ms. Barnes is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and has the requisite financial sophistication as defined under the applicable Nasdaq Rules.

Report The Report of the Audit Committee is included beginning on page 17 of this proxy statement.

Compensation and Human Strategy Committee Met 2 times in 2025 Current Committee Members: Clive Meanwell (Chair) Kelly Barnes Samuel Conaway

Primary Responsibilities Include:

•
reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;
•
overseeing an evaluation of our executive officers;
•
overseeing and administering our cash and equity incentive plans;
•
reviewing and making recommendations to our Board with respect to director compensation;
•
administering the Company’s compensation recovery policy guidelines;
•
working with our Chief Executive Officer to evaluate our succession plans for the Chief Executive Officer and other executive officers;
•
reviewing our strategy related to human capital management, including talent acquisition and retention;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and
•
preparing the annual compensation committee report required by SEC rules, to the extent required.

Delegation Authority:

The Compensation and Human Strategy Committee may delegate to one or more executive officers of the Company the authority to grant options or other stock or equity-based awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not officers subject to Section 16 of the Exchange Act (“Section 16 Officers”) as the Compensation and Human Strategy Committee deems appropriate.

The Compensation and Human Strategy Committee has delegated limited authority to Harith Rajagopalan, M.D., Ph.D., the Chief Executive Officer of the Company and in his capacity as a member of the Board, while he is a member of the Board, to make equity grants to employees who are not Section 16 Officers. The delegation is subject to maximum grant date values of equity that can be granted to any one person.

Role of Executive Officers: See page 29 of this proxy statement for a discussion of the role of our executive officers and compensation consultant in determining executive compensation.

Independence:

Our Board has determined that each of Dr. Meanwell, Ms. Barnes, and Mr. Conaway qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

Nominating and Corporate Governance Committee Met 0 times in 2025 Current Committee Members: William W. Bradley (Chair) Ajay Royan

Primary Responsibilities Include:

•
identifying individuals qualified to become board members;
•
recommending to our Board the persons to be nominated for election as directors and appointed to each board committee;
•
reviewing the Board’s Corporate Governance Guidelines and considering other governance matters and, as appropriate, making recommendations to the Board;
•
reviewing the Board’s leadership structure to assess whether it is appropriate given the specific characteristics and circumstances of the Company;
•
reviewing and overseeing the Company’s strategy, initiatives, policies and risks concerning environmental and social matters; and
•
overseeing a periodic evaluation of our Board.

Independence:

Our Board has determined that each of Senator Bradley and Mr. Royan does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq Rules.

EXECUTIVE COMPENSATION

We are an “emerging growth company,” as defined in the JOBS Act. As an emerging growth company, we have reduced disclosure and are exempt from certain requirements related to executive compensation, including the requirements to hold non-binding advisory votes on executive compensation and to provide information relating to the ratio of total compensation of our Chief Executive Officer to the median of the annual total compensation of all of our employees.

This section discusses the material components of the executive compensation program for our executive officers who are named in the 2025 Summary Compensation Table below. In 2025, our named executive officers and their positions were as follows:

•
Harith Rajagopalan, M.D., Ph.D., Chief Executive Officer;
•
Jay D. Caplan, President and Chief Product Officer; and
•
Sarah Toomey, General Counsel and Corporate Secretary.

2025 Summary Compensation Table

The following table sets forth information concerning the total compensation of our named executive officers for the year ended December 31, 2025:

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Harith Rajagopalan, M.D., Ph.D.	2025	610,000	5,437,868	366,000	422	6,414,290
Chief Executive Officer	2024	604,462	3,976,799	274,500	600	4,856,361
Jay D. Caplan	2025	475,000	2,376,176	190,000	1,858	3,043,034
President and Chief Product Officer	2024	468,077	1,587,435	142,500	600	2,198,612
Sarah Toomey(4)	2025	445,000	1,807,202	193,000	648	2,445,850
General Counsel and Corporate Secretary

(1)
Amounts reflect the full grant-date fair value of option awards granted during the fiscal years shown computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of option awards granted in the fiscal year ended 2025 and 2024 in Note 11 to the consolidated financial statements included in our Annual Report on Form 10-K.
(2)
Amounts reported in this column represent the performance bonuses earned for the years shown. Please refer to “Narrative to Summary Compensation Table-2025 Bonuses” below for additional information regarding our 2025 bonus program.
(3)
Amounts reported in this column represent annual life insurance premiums paid by the Company on behalf of each named executive officer during the fiscal years shown.
(4)
Ms. Toomey was not a named executive officer in 2024 and as such, no 2024 compensation information is shown for her in this table.

Narrative to Summary Compensation Table

2025 Salaries

The named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The 2025 annual base salaries for our named executive officers were:

Named Executive Officer	2025 Annual Base Salary ($)
Harith Rajagopalan, M.D., Ph.D.	$610,000
Jay D. Caplan	$475,000
Sarah Toomey	$445,000

2025 Bonuses

We offer our named executive officers the opportunity to earn annual cash bonuses to compensate them for attaining short-term goals as approved by our Board. For 2025, bonuses were based on attaining corporate operational goals, consisting of: Revita clinical program objectives, including REVEAL-1 data reporting (10%) and REMAIN-1 enrollment progress and data reporting (64%); Rejuva first-in-human clinical program objectives, including the regulatory submission for RJVA-001 (20%); and financial objectives focused on strengthening the Company’s financial stability (6%). Our Board approved a 2025 annual target bonus as a percentage of base salary for each named executive officer as follows:

•
Harith Rajagopalan, M.D., Ph.D.: 60%
•
Jay D. Caplan: 40%
•
Sarah Toomey: 40%

For 2025, the Board, upon the recommendation of the Compensation and Human Strategy Committee, approved an annual performance bonus for each of the named executive officers at 100% of the target level of performance, based on its determination of cumulative achievement of the foregoing performance goals. The actual amount of the performance bonus earned by each of the named executive officers for 2025 is set forth in the “Non-Equity Incentive Plan Compensation” column of the 2025 Summary Compensation Table above.

Equity Compensation

We have historically granted stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options generally allow employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. Historically, our stock options have been intended to qualify as “incentive stock options” to the extent permitted under Section 422 of the Internal Revenue Code.

In connection with our IPO, we adopted the 2024 Incentive Award Plan (the “2024 Plan”), in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of the Company and certain of its affiliates to enable the Company and certain of its affiliates to obtain and retain services of these individuals, which we consider to be essential to our long-term success. Following the effective date of the 2024 Plan, we ceased making any further grants under the 2011 Stock Incentive Plan (the “2011 Plan”). However, the 2011 Plan continues to govern the terms and conditions of the outstanding awards granted under it.

Time-Based Options

In 2025, our named executive officers received the following time-vesting option awards under the 2024 Plan:

•
On February 27, 2025, our Board approved time-vesting options to purchase shares of our common stock for each of our named executive officers, covering (1) for Dr. Rajagopalan, 571,491 shares, (2) for Mr. Caplan, 179,700 shares, and (3) for Ms. Toomey, 166,200 shares. These awards have an exercise price of $1.46 per share and vest in equal installments on each of the first four anniversaries of the vesting start date, subject to the named executive officer’s continued service through each applicable vesting date.
•
On December 15, 2025, our Board approved time-vesting options to purchase shares of our common stock for each of our named executive officers, covering (1) for Dr. Rajagopalan, 2,486,302 shares, (2) for Mr. Caplan, 845,226 shares, and (3) for Ms. Toomey, 743,913 shares. These awards have an exercise price of $2.24 per share and vest in equal installments on each of the first three anniversaries of the vesting start date, subject to the named executive officer’s continued service through each applicable vesting date.

Performance-Based Options

On December 15, 2025, the following performance-based options to purchase shares of our common stock under the 2024 Plan were granted to our named executive officers:

Named Executive Officer	Options Granted (at 100% of Target)
Harith Rajagopalan, M.D., Ph.D.	1,200,000
Jay D. Caplan	810,000
Sarah Toomey	495,000

These options have an exercise price of $2.24 per share and are eligible to vest based on the achievement of specified performance milestones. At target performance, defined as positive primary endpoint data in the REMAIN-1 pivotal study by December 31, 2026, 100% of the options become eligible to vest. At maximum performance, defined as successful PMA filings by December 31, 2026, 115% of the options become eligible to vest. Following certification of the achieved performance level by the Board, one-third of the earned shares will vest on the certification date, with the remaining two-thirds vesting in equal annual installments over the following two years, in each case subject to the named executive officer’s continued service through each applicable vesting date.

Other Elements of Compensation

Retirement Plan. We currently maintain a 401(k) retirement savings plan for our employees who satisfy certain eligibility requirements. Our named executive officers, are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax or post-tax (Roth) basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. For 2025, we did not make any employer contributions to the 401(k) plan.

Health and Welfare Plans. Our named executive officers are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance and life insurance and accidental death & dismemberment insurance, generally on the same terms as our other full time employees, provided that, we provide higher levels of life insurance coverage to our executives, including each of our named executive officers, than is generally available to our other employees.

Determining Executive Compensation

Role of our Compensation and Human Strategy Committee, Board and Management

The Compensation and Human Strategy Committee is appointed by the Board and has responsibilities related to the compensation of the Company’s directors, officers, and employees and the development and administration of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program, see the section titled “Corporate Governance - Board Committees” elsewhere in this proxy statement. Our Compensation and Human Strategy Committee consists solely of independent members of the Board.

The Compensation and Human Strategy Committee reviews all compensation paid to our executive officers, including our named executive officers. The Chief Executive Officer evaluates and provides to the Compensation and Human Strategy Committee performance assessments and compensation recommendations with respect to named executive officers other than himself. While the Chief Executive Officer discusses his recommendations with the Compensation and Human Strategy Committee, he does not participate in the deliberations concerning, or the determination of, his own compensation. The Compensation and Human Strategy Committee discusses and makes final determinations with respect to executive compensation matters without the Chief Executive Officer present during discussions of the Chief Executive Officer’s compensation. With respect to the Chief Executive Officer, the Compensation and Human Strategy Committee recommends any changes to the full Board for final approval of the independent directors. From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the

Compensation and Human Strategy Committee to make presentations, provide financial or other background information or advice or otherwise participate in the Compensation and Human Strategy Committee meetings.

The Compensation and Human Strategy Committee typically meets quarterly to manage and evaluate our executive compensation program, and generally determines the principal components of compensation (base salary, performance bonus and equity awards) for our named executive officers on an annual basis; however, decisions may occur at other times for new hires, promotions or other special circumstances as our Compensation and Human Strategy Committee determines appropriate. The Compensation and Human Strategy Committee does not delegate authority to approve named executive officer compensation. The Compensation and Human Strategy Committee does not maintain a formal policy regarding the timing of equity awards to our named executive officers.

Factors Used in Determining Executive Compensation

Our Compensation and Human Strategy Committee sets the compensation of our named executive officers at levels they determine to be competitive and appropriate for each named executive officer, using their professional experience and judgment. Pay decisions are not made by use of a formulaic approach or rigid benchmarking; rather, the Compensation and Human Strategy Committee believes that executive pay decisions require consideration of a multitude of relevant factors which may vary from year to year. In making executive compensation decisions, the Compensation and Human Strategy Committee generally takes into consideration the factors listed below:

•
Company performance and existing business needs
•
Each named executive officer’s individual performance, scope of job function and the critical skill set of the named executive officer to the company’s future performance
•
The need to attract new talent to our executive team and retain existing talent in a highly competitive industry
•
Market data and benchmarking analyses, including peer group and broader industry compensation data, as provided by the Committee’s independent compensation consultant

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2025.

		Option Awards
Name	Vesting Start Date	Number of Securities Underlying Un-exercised Options (#) Exercisable	Number of Securities Underlying Un-exercised Options (#) Un-exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date
Harith Rajagopalan, M.D., Ph.D.	6/27/2016	179,868	—	—	2.67	6/26/2026
	3/14/2018	422,473	—	—	3.35	3/13/2028
	3/26/2020	475,021	—	—	3.89	3/25/2030
	6/24/2021	262,937	—	—	6.98	6/23/2031
	9/7/2022	13,251	3,058(1)	—	8.59	9/6/2032
	3/16/2023	22,425	10,193(1)	—	8.18	3/15/2033
	11/10/2023	8,515	8,516(2)	—	11.21	11/9/2033
	2/1/2024	130,770	130,770(3)	—	15.00	1/31/2034
	2/27/2025	—	571,491(2)	—	1.46	2/26/2035
	12/15/2025	—	2,486,302(4)	—	2.24	12/14/2035
	12/15/2025	—	—	1,200,000(5)	2.24	12/14/2035
Jay D. Caplan	6/27/2016	23,298	—	—	2.67	6/26/2026
	3/14/2018	94,879	—	—	3.35	3/13/2028
	3/26/2020	12,824	—	—	3.89	3/25/2030
	6/24/2021	38,974	—	—	6.98	6/23/2031
	9/7/2022	9,469	2,180(1)	—	8.59	9/6/2032
	3/16/2023	17,620	8,008(1)	—	8.18	3/15/2033
	11/10/2023	7,351	7,350(2)	—	11.21	11/9/2033
	2/1/2024	52,200	52,200(3)	—	15.00	1/31/2034
	2/27/2025	—	179,700(2)	—	1.46	2/26/2035
	12/15/2025	—	845,226(4)	—	2.24	12/14/2035
	12/15/2025	—	—	810,000(5)	2.24	12/14/2035
Sarah Toomey	9/7/2022	217,863	25,331(6)	—	8.59	9/6/2032
	3/16/2023	32,043	14,554(1)	—	8.18	3/15/2033
	3/16/2023	17,622	8,007(1)	—	8.18	3/15/2033
	2/1/2024	39,690	39,690(3)	—	15.00	1/31/2034
	2/27/2025	—	166,200(2)	—	1.46	2/26/2035
	12/15/2025	—	743,913(4)	—	2.24	12/14/2035
	12/15/2025	—	—	495,000(5)	2.24	12/14/2035

(1)
These options vest in 48 equal monthly installments following the vesting start date, subject to the named executive officer’s continued service through each applicable vesting date.
(2)
These options vest in equal installments on each of the first four anniversaries of the vesting start date, subject to the named executive officer’s continued service through each applicable vesting date.
(3)
These options were eligible to vest based on achievement of pre-established milestones in 2024. In 2025, the Board determined that 60% of the options had been earned based on performance achievement. One-fourth of such earned options vested on December 31, 2024, and the remaining number of shares earned vested or will vest in three equal annual installments thereafter, subject to the named executive officer’s continued service through each applicable vesting date.
(4)
These options vest in equal installments on each of the first three anniversaries of the vesting start date, subject to the named executive officer’s continued service through each applicable vesting date.
(5)
These options vest as to one-third of the number of shares earned based on achievement of pre-established performance milestones on December 31, 2026, and the remaining number of shares earned will vest in two equal annual installments thereafter, subject to the named executive officer’s continued service through each applicable vesting date.
(6)
The option vests as to one-fourth of the underlying shares on the first anniversary of the vesting start date and in 36 equal monthly installments over the following three years, subject to the named executive officer's continued service through each applicable vesting date.

Executive Employment Agreements

We entered into employment agreements with each of our named executive officers setting forth the terms and conditions of such executive’s employment with us. The agreements entitle the named executive officers to the annual base salaries described above under the heading “-Annual Base Salaries” and annual target bonus opportunities equal to those in effect for 2025.

If we terminate the named executive officer without “cause” or the named executive officer resigns for “good reason” (each as defined below), subject to the named executive officer’s timely executing a release of claims and continued compliance with certain restrictive covenants, the named executive officer is entitled to receive (i) base salary continuation for a period of 12 months, (ii) to the extent unpaid, an amount in cash equal to any annual bonus earned by the executive for the fiscal year prior to the fiscal year in which the termination occurs, as determined by the Board in its discretion based upon actual performance achieved, (iii) direct payment of, or reimbursement for, continued health coverage pursuant to COBRA for up to 12 months and (iv) with respect to Dr. Rajagopalan only, a cash lump sum payment equal to 1.0 times his target annual bonus.

If we terminate the named executive officer without “cause” or the named executive officer resigns for “good reason”, in either case, within three months prior to or within 18 months following a change in control, then, in lieu of the severance payments and benefits described above, subject to the named executive officer’s timely executing a release of claims and continued compliance with certain restrictive covenants, the named executive officer is entitled to receive (i) a cash amount equal to 1.0 times (or 1.5 times for Dr. Rajagopalan) the named executive officer’s annual base salary for the year of termination, payable over the 12 months (or 18 months for Dr. Rajagopalan) following the named executive officer’s termination date; (ii) to the extent unpaid, an amount in cash equal to any annual bonus earned by the executive for the fiscal year prior to the fiscal year in which the termination occurs, as determined by the Board in its discretion based upon actual performance achieved, (iii) direct payment of, or reimbursement for, continued health coverage pursuant to COBRA for up to 12 months (or 18 months for Dr. Rajagopalan); (iv) a cash lump sum payment equal to 1.0 times (or 1.5 times for Dr. Rajagopalan) the named executive officer’s target annual bonus; and (v) accelerated vesting of all unvested equity or equity-based awards held by the named executive officer that vest solely based on continued employment or service.

For purposes of the employment agreements, “cause” generally means, subject to certain notice and cure rights, the executive’s (i) refusal to substantially perform the duties associated with the executive’s position or those assigned to such executive; (ii) material breach of such executive’s employment agreement; (iii) conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation of a felony or a crime involving moral turpitude; (iv) unlawful use (including being under the influence) or possession of illegal drugs on the Company’s (or any of its affiliate’s) premises or while performing executive’s duties and responsibilities under the employment agreement; or (v) commission of any act involving fraud, embezzlement, misappropriation, willful misconduct, or breach of fiduciary against the Company or any of its affiliates.

For purposes of the employment agreements, “good reason” generally means, subject to certain notice and cure rights, (i) any material reduction in annual base salary or target annual bonus, except any reduction in annual base salary that is proportionate to a reduction of base salaries affecting substantially all other executive officers of the Company; (ii) any material reduction in executive’s responsibilities, positions, duties or authority; (iii) the relocation of executive’s primary office to a location more than twenty-five (25) miles from the executive’s primary office as of the date of the employment agreement; or (iv) the Company’s breach of a material provision of the executive’s employment agreement.

Clawback Policy

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the CEO and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we adopted an incentive compensation clawback policy at the time of our IPO that complies with the SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related stock exchange listing rules, which is filed as an exhibit to our Annual Report on Form 10-K.

Equity Award Timing Policies and Practices

From time to time, the Company grants stock options to its employees, including named executive officers. Prior to December 2025, the Company did not maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features to be granted to employees. Effective December 15, 2025, the Board adopted an Equity Award Grant Policy, pursuant to which option awards authorized by the Board to be granted to non-executive employees of the Company by Dr. Rajagopalan, in his capacity as a director and Chief Executive Officer, will be made on the 16th day of the month following the date of Dr. Rajagopalan’s approval thereof. Our non-employee directors also receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the Board and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to our Non-Employee Director Compensation Program, as further described under the heading “Director Compensation” below. We do not grant option awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on option award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such awards.

In fiscal year 2025, certain option awards were granted to our named executive officers during the time period outlined in Item 402(x) of Regulation S-K. Information regarding such awards is set forth in the table below.

Name	Grant Date	Number of securities underlying the award	Exercise price of the award ($/sh)	Grant date fair value of the award ($)

Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information

Harith Rajagopalan, M.D., Ph.D.	2/27/2025	571,491	1.46	504,055	-3.85%	(1)
Harith Rajagopalan, M.D., Ph.D.	12/15/2025	2,486,302	2.24	3,327,535	-5.36%	(2)
Harith Rajagopalan, M.D., Ph.D.	12/15/2025	1,200,000	2.24	1,606,278	-5.36%	(2)
Jay D. Caplan	2/27/2025	179,700	1.46	160,388	-3.85%	(1)
Jay D. Caplan	12/15/2025	845,226	2.24	1,131,550	-5.36%	(2)
Jay D. Caplan	12/15/2025	810,000	2.24	1,084,238	-5.36%	(2)
Sarah Toomey	2/27/2025	166,200	1.46	148,530	-3.85%	(1)
Sarah Toomey	12/15/2025	743,913	2.24	996,082	-5.36%	(2)
Sarah Toomey	12/15/2025	495,000	2.24	662,590	-5.36%	(2)

(1)
On March 3, 2025, we filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and a Current Report on Form 8-K related to our financial results for the fourth quarter and fiscal year ended December 31, 2024.
(2)
On December 16, 2025, we filed a Current Report on Form 8-K for our calling of certain warrants to purchase shares of our common stock upon achievement of the performance targets to call such warrants.

Insider Trading Compliance Policy

We maintain an insider trading compliance policy, as discussed under “Corporate Governance” above in this proxy statement.

Director Compensation

Effective February 2, 2024, upon the effectiveness of the registration statement relating to our IPO, we adopted and our stockholders approved a compensation program for our non-employee directors under which each non-employee director will receive the following amounts for their services on our Board:

•
Upon the director’s initial election or appointment to our Board, an option to purchase 45,000 shares of our common stock;
•
If the director has served on our Board for at least six months as of the date of an annual meeting of stockholders and will continue to serve as a director immediately following such meeting, an option to purchase 22,500 shares of our common stock on the date of the annual meeting;
•
An annual cash retainer fee of $43,500;

If the director serves as chair on a committee of our Board, an additional annual cash retainer fee as follows:

•
Chair of the Board: $35,000
•
Chair of the Audit Committee: $20,000
•
Audit Committee member other than the chair: $10,000
•
Chair of the Compensation and Human Strategy Committee: $15,000
•
Compensation and Human Strategy Committee member other than the chair: $7,500
•
Chair of the Nominating and Corporate Governance Committee: $10,000
•
Nominating and Corporate Governance Committee member other than the chair: $5,000

Director fees under the program will be earned on a quarterly basis based on a calendar quarter and shall be paid in cash by the Company in arrears not later than the fifteenth day following the end of each calendar quarter; provided that the amount of each payment will be prorated for any portion of a quarter that a director is not serving on our Board.

Stock options granted to our non-employee directors under the program will have an exercise price equal to the fair market value of our common stock on the date of grant, as determined under the 2024 Plan (or another applicable equity plan) and will expire not later than ten years after the date of grant. The stock options granted upon a director’s initial election or appointment will vest annually over three years. The stock options granted annually to directors will vest in a single installment on the earlier of the date of the next annual meeting of shareholders or the first anniversary of the date of grant, subject to continued service through such vesting date. In addition, all unvested stock options will vest in full upon the occurrence of a sale of the Company.

2025 Director Compensation Table

The following table sets forth information concerning the compensation of non-employee directors for the year ended December 31, 2025. Dr. Rajagopalan, our Chief Executive Officer, is also a member of our Board, but he does not receive compensation for his service as a director. His compensation for service as an executive officer during 2025 is disclosed in the 2025 Summary Compensation Table and related narrative disclosure.

Name	Fees Earned or Paid in Cash ($)	Options Award(1)(2) ($)	Total ($)
Ajay Royan	93,500	29,767	123,267
Kelly Barnes	71,000	29,767	100,767
William W. Bradley	53,500	29,767	83,267
Samuel Conaway	51,000	29,767	80,767
Marc Elia(3)	52,712	29,767	82,479
Clive Meanwell, M.B., Ch.B., M.D.	58,500	29,767	88,267
Amy W. Schulman(4)	44,810	29,767	74,577
Ian Sheffield(5)	4,216	26,351	30,567
Christopher C. Thompson, M.D., MSc.(5)	3,428	26,351	29,779

(1)
Amounts reflect the full grant-date fair value of option awards granted during 2025 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of option awards in Note 11 to the consolidated financial statements included in our Annual Report on Form 10-K.
(2)
The table below shows aggregate numbers of option awards (both exercisable and unexercisable) held by each of our non-employee directors as of December 31, 2025.

Name	Options Award (#)
Ajay Royan	67,500
Kelly Barnes	123,417
William W. Bradley	486,410
Samuel Conaway	67,500
Marc Elia	67,500
Clive Meanwell, M.B., Ch.B., M.D.	67,500
Amy W. Schulman	208,283
Ian Sheffield	45,000
Christopher C. Thompson, M.D., MSc.	65,969

(3)
Mr. Elia resigned as a member of our Audit Committee in September 2025 and continues to serve as a member of our Board.
(4)
Ms. Schulman ceased to serve as a member of our Board upon her resignation effective September 2, 2025.
(5)
Mr. Sheffield and Dr. Thompson have served as members of our Board since September 2025. The compensation amounts reflected in the table represent compensation paid from September 2, 2025 through December 31, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date with respect to the beneficial ownership of our common stock by:

•
each person, or group of affiliated persons, known by us to beneficially own 5% or more of our outstanding shares of common stock;
•
each of our named executive officers;
•
each of our directors; and
•
all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with the rules issued by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any community property laws.

Percentage ownership of our common stock is based on 158,648,963 shares of our common stock outstanding as of the Record Date. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, restricted stock units, warrants or other rights held by such person that are currently exercisable or vested, or will become exercisable or vest within 60 days of the Record Date are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless noted otherwise, the address of all listed stockholders is c/o Fractyl Health, Inc., 3 Van de Graaff Drive, Suite 200, Burlington, Massachusetts 01803.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
5% or Greater Stockholders
Entities affiliated with Nantahala(1)	15,849,541	9.99%
Entities affiliated with SilverArc(2)	10,600,000	6.68%

Named Executive Officers and Directors
Harith Rajagopalan, M.D., Ph.D.(3)	2,768,975	1.75%
Jay D. Caplan(4)	937,358	*
Sarah Toomey(5)	383,125	*
Ajay Royan(6)	6,482,602	4.09%
Kelly Barnes(7)	139,417	*
William W. Bradley(8)	487,539	*
Marc Elia(9)	1,908,617	1.20%
Clive Meanwell, M.B., Ch.B., M.D.(10)	330,390	*
Samuel Conaway(11)	52,500	*
Christopher C. Thompson, M.D., MSc.(12)	20,969	*
Ian Sheffield	—	*
All current executive officers and directors as a group (12 persons)(13)	13,511,492	8.52%

* Represents beneficial ownership of less than 1%.

(1)
Based in part on a Schedule 13G filed on November 14, 2025 and information known to the Company as of the Record Date. Consists of (i) 15,689,619 shares of common stock held by Nantahala Capital Management, LLC; and (ii) 159,922 shares of common stock issuable to Nantahala Capital Management, LLC upon exercise of warrants to purchase 3,809,523 shares of common stock (which reflects the beneficial ownership blocker described below). Wilmot B. Harkey and Daniel Mack are the Managing Members of Nantahala Capital Management, LLC and may be deemed to have voting and dispositive power over the shares held by the entity. The warrants held by Nantahala Capital Management, LLC prohibit the exercise thereof if, after giving effect to such exercise, the beneficial ownership of Nantahala Capital Management, LLC and its affiliates and any person whose beneficial ownership would be attributable to such entities, would exceed 9.99%. The principal business address of Nantahala Capital Management, LLC is 130 Main Street, 2nd Floor, New Canaan, CT 06840.
(2)
Based in part on a Schedule 13G filed on November 14, 2025 and information known to the Company as of the Record Date. Consists of (i) 10,600,000 shares of common stock held by SilverArc Capital Management, LLC has shared voting power and shared dispositive power; and (ii) 0 shares of common stock issuable to SilverArc Capital Management, LLC upon exercise of warrants to purchase 1,904,761 shares of common stock (which reflects the beneficial ownership blocker described below). Devesh Gandhi is the sole Managing Member of SilverArc Capital Management, LLC and may be deemed to have voting and dispositive power over the shares held by the entity. The warrants held by SilverArc Capital Management, LLC prohibit the exercise thereof if, after giving effect to such exercise, the beneficial ownership of SilverArc Capital Management, LLC and its affiliates and any person whose beneficial ownership would be attributable to such entities, would exceed 4.99%. The principal business address of SilverArc Capital Management, LLC is 20 Park Plaza, Suite 620, Boston, MA 02116.
(3)
Consists of (i) 501,745 shares of common stock held by Harith Rajagopalan; (ii) 602,980 shares of common stock held by various family trusts for which Dr. Rajagopalan serves as the investment advisor and, as a result, exercises voting and dispositive power with respect to such shares; and (iii) 1,664,250 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.
(4)
Consists of (i) 153,544 shares of common stock held by Jay D. Caplan; (ii) 477,616 shares of common stock held by various family trusts for which Mr. Caplan serves as the investment advisor and, as a result, exercises voting and dispositive power with respect to such shares; and (iii) 306,198 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.
(5)
Consists of 383,125 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.
(6)
Based on a Schedule 13G filed on February 12, 2026, and information known to the Company. Consists of (i) 17,901 shares of common stock held by Ajay Royan; (ii) 52,500 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026; (iii) 5,160,301 shares of common stock held by Mithril LP; and (iv) 1,251,900 shares of common stock held by Mithril II LP. Mithril GP LP is the general partner of Mithril LP and Mithril GP LP may be deemed to have shared voting, investment and dispositive power with respect to the securities held by Mithril LP. Mithril II UGP LLC is the general partner of Mithril II GP LP, which is the general partner of Mithril II LP and each of Mithril II UGP LLC and Mithril II GP LP may be deemed to have shared voting, investment and dispositive power with respect to the securities held by Mithril II LP. Ajay Royan is the authorized person of Mithril GP LP and is the sole managing member of Mithril II UGP LLC. Ajay Royan and Peter Thiel are the members of the investment committee of Mithril GP LP and the members of the investment committee established by Mithril II GP LP, respectively. Each of the investment committees makes all investment decisions with respect to the shares held by each of Mithril LP and Mithril II LP, respectively, and may be deemed to have shared voting, investment and dispositive power with respect to the securities held by each of Mithril LP and Mithril II LP. The address of the principal offices of each of these entities is c/o Mithril Capital Management LLC, 111 Congress Avenue, Suite 500, Austin, TX 78701.

(7)
Consists of (i) 31,000 shares of common stock; and (ii) 108,417 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.
(8)
Consists of (i) 16,129 shares of common stock; (ii) 285,017 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026; and (iii) 186,393 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026 held of record by the Hillcrest Irrevocable Trust, of which Senator Bradley serves as sole trustee.
(9)
Consists of (i) 52,500 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026; (ii) 1,411,493 shares of common stock held by M28 Capital Master Fund LP (“M28 Capital”); and (iii) 444,624 shares of common stock held by Sparviero LP. Marc Elia is a managing member of M28 Capital Fund GP LLC, the general partner of M28 Capital and Sparviero LP, and, as a result, may be deemed to share voting and investment power with respect to the shares held by each. Mr. Elia disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of M28 Capital and Sparviero LP is 700 Canal Street, 2nd Floor, Stamford, Connecticut 06902.
(10)
Consists of (i) 52,500 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026; and (ii) 277,890 shares of common stock held by Population Health Capital Partners II, L.P. (“PHPII”). Clive Meanwell, M.B., Ch.B., M.D., is the Founder of Population Health Partners GP, LLC, the general partner of PHPII, and, as a result, may be deemed to share voting and investment power with respect to the shares held by PHPII. Dr. Meanwell disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of PHPII is 50 Mountaintop Road, Bernardsville, New Jersey 07924.
(11)
Consists of 52,500 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.
(12)
Consists of 20,969 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.
(13)
Consists of (i) 10,347,123 shares of common stock; and (ii) 3,164,369 shares of common stock underlying options currently exercisable or exercisable within 60 days of April 17, 2026.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following includes a summary of transactions since January 1, 2024 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock, or 5% security holders, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described in “Executive Compensation” elsewhere in this proxy statement. We also describe below certain other transactions with our directors, executive officers and stockholders.

Related Party Agreements in Effect since January 1, 2024

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described above occurred prior to the adoption of this policy.

Employment Agreements

We have entered into arrangements, including employment or consulting agreements with certain of our former directors and executive officers. See “Executive Compensation” elsewhere in this proxy statement.

Director and Officer Indemnification and Insurance

Prior to the consummation of our IPO, we entered into separate indemnification agreements with each of our directors and executive officers. We also purchased directors’ and officers’ liability insurance. We have purchased directors’ and officers’ liability insurance for 2026.

OUR EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of our current executive officers (as of April 24, 2026):

Name	Age	Position(s)
Executive Officers
Harith Rajagopalan, M.D., Ph.D.	49	Co-Founder, Chief Executive Officer, Director
Jay D. Caplan	64	Co-Founder, President, Chief Product Officer
Lara Smith Weber	51	Chief Financial Officer, Treasurer
Sarah Toomey	51	General Counsel, Corporate Secretary

Harith Rajagopalan, M.D., Ph.D. Biographical information for Harith Rajagopalan, M.D., Ph.D. is included above under the caption “Proposal One - Election of Directors - Our Board of Directors.”

Jay D. Caplan. Mr. Caplan co-founded Fractyl Health in 2010 and has served as our President and Chief Product Officer since 2011 and January 2022, respectively. He previously served as a member of our Board from 2011 until 2017. Prior to founding Fractyl Health, Mr. Caplan served as Chief Operating Officer of Candela Corporation from November 2007 until January 2010, which was then a publicly held U.S.-based global medical aesthetic device company. Prior to Candela, he served as Chief Technology Officer and Vice President of Research and Development of InfraReDx, Inc. from September 2001 until October 2007, a privately held company that designs and develops catheter-based coronary imaging devices, that was later acquired by Nipro Corporation (Japan). Mr. Caplan also previously served as Vice President of Operations of Thermo Cardiosystems Inc. (now part of Abbott Laboratories), where he assisted in developing the HeartMate II left ventricular assist device. Mr. Caplan received his B.S. in electrical engineering from the Massachusetts Institute of Technology, and his M.B.A. from the University of Pennsylvania’s Wharton School of Business.

Lara Smith Weber. Ms. Smith Weber has served as our Chief Financial Officer and Treasurer since January 2026. Prior to Fractyl Health, Ms. Smith Weber was Chief Financial Officer of Inari Agriculture, Inc., a gene editing company, from October 2023 until January 2026. Prior to Inari, Ms. Smith Weber was Chief Financial Officer of ONWARD Medical, a publicly traded medtech company listed on Euronext, from 2022 until 2023. Ms. Smith Weber also served as U.S. Chief Financial Officer and Senior Vice President of Controlling and Corporate Finance at MorphoSys, a publicly traded biopharmaceutical company, where she led the company’s Nasdaq IPO, from 2013 until 2022. Ms. Smith Weber holds bachelor’s degrees in German Studies and Electrical Engineering, a master’s degree in Electrical Engineering from Stanford University, and an M.B.A. from IMD Business School in Switzerland.

Sarah Toomey. Ms. Toomey has served as our General Counsel and Corporate Secretary since May 2022. Prior to joining Fractyl Health, Ms. Toomey was Senior Vice President of Operations and General Counsel of BERG LLC (now BPGbio, Inc.), a clinical-stage AI-powered biopharmaceutical company focused on oncology, neurology and rare diseases, from October 2017 until May 2022. Prior to BERG, Ms. Toomey was General Counsel at Metamark Genetics, a molecular diagnostics company focused on urological cancer care, from April 2015 until October 2017. Ms. Toomey also previously served as Senior Vice President and General Counsel at IntelligentMDx, a company that developed and manufactured molecular diagnostics products, from February 2009 until January 2015. Ms. Toomey is a registered patent attorney and practiced patent law before becoming in-house counsel. Prior to law school, Ms. Toomey was employed at Merck as a microbiologist. Ms. Toomey received her B.S. in bacteriology from the University of Wisconsin-Madison and her J.D. from Suffolk University Law School.

ADDITIONAL INFORMATION

Stockholder Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to us at our principal executive offices, 3 Van de Graaff Drive, Suite 200, Burlington, Massachusetts 01803. Any proposal submitted pursuant to Rule 14a-8 must be received by us no later than December 26, 2026. We suggest that proponents submit their Rule 14a-8 proposals by certified mail, return receipt requested, addressed to our Corporate Secretary, Sarah Toomey.

In addition, our Bylaws establish an advance notice procedure with regard to director nominations and other proposals by stockholders that are not intended to be included in our proxy materials, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2027 annual meeting of stockholders, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be in writing and delivered to or mailed and received by our Corporate Secretary at our principal executive offices not later than March 11, 2027 and not before February 9, 2027. However, if the 2027 annual meeting of stockholders is more than 30 days earlier or more than 60 days after the anniversary of the Annual Meeting, notice must be so delivered or mailed and received not later than the 90th day prior to the 2027 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of the 2027 annual meeting was first made by us. Our Bylaws also specify requirements relating to the content of the notice that stockholders must provide in order for a director nomination or other proposal to be properly presented at the 2027 annual meeting of stockholders.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, any notice of director nomination submitted to the Company must include the additional information required by Rule 14a-19(b) under the Exchange Act.

Householding of Annual Meeting Materials

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials for the Annual Meeting or in the future, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Other Matters

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mail, proxies may be solicited by personal interview, telephone and email by directors, officers and other employees of Fractyl Health who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON THE RECORD DATE, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR CORPORATE SECRETARY AT 3 VAN DE GRAAFF DRIVE, SUITE 200, BURLINGTON, MASSACHUSETTS 01803. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Sarah Toomey
General Counsel and Corporate Secretary
April 24, 2026

SCAN TO VIEW MATERIALS & VOTE FRACTYL HEALTH, INC. 3 VAN DE GRAAFF DRIVE, SUITE 200BURLINGTON, MA 01803 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GUTS2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V95552-P51379 FRACTYL HEALTH, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark "For All Except" and write the The Board of Directors recommends that you vote FOR number(s) of the nominee(s) on the line below. the following nominees listed: !!! 1.Election of Directors Nominees: 01)Marc Elia 02)Clive Meanwell, M.B., Ch.B., M.D. 03)Ian Sheffield The Board of Directors recommends that you vote FOR the following proposal: For Against Abstain 2.Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending!!! December 31, 2026. NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V95553-P51379 FRACTYL HEALTH, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 10, 2026 12:00 PM EDT THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Harith Rajagopalan, Lara Smith Weber and Sarah Toomey, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of FRACTYL HEALTH, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m. EDT, on June 10, 2026, virtually at www.virtualshareholdermeeting.com/GUTS2026, and any continuation, postponement, or adjournment thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side